UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2005
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                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                001-31369            65-1051192
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       (State or other           (Commission            IRS Employer
       jurisdiction of           File Number)        Identification No.)
       incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
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              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (973) 740-5000
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On February 23, 2005, the Compensation Committee of the Board of Directors authorized the award of performance shares under the CIT Group Inc. Long-Term Equity Compensation Plan (the "ECP") to certain executive officers of CIT. In addition, on February 23, 2005, the Board of Directors authorized the award of performance shares under the ECP to Jeffrey M. Peek. The following awards were granted to each of the named executive officers of CIT:

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                 Named Executive Officer           2005 Performance Share Grant
                 -----------------------           ----------------------------
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      Jeffrey M. Peek                                   82,000 shares
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      Thomas B. Hallman                                 30,000 shares
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      Joseph M. Leone                                   30,000 shares
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      Lawrence A. Marsiello                             30,000 shares
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      Frederick E. Wolfert                              30,000 shares
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Under the terms of the Award Agreements, the amount of shares actually awarded at the end of the Performance Period will be based on the level of the Performance Measure actually achieved. For purposes of the grants listed above, the Performance Measures will be based on CIT's Return on Tangible Equity during the Performance Period and the compounded annual growth of CIT's diluted earnings per share.

Item 8.01. Other Events.

      CIT Group Inc. maintains the CIT Group Inc. Long-Term Equity Compensation Plan (the "ECP"), which provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares, and performance units to employees and directors of CIT and its subsidiaries. In connection with individual award grants under the ECP, CIT issues an Award Agreement to each recipient. On February 23, 2005, the Compensation Committee of the Board of Directors approved the revised form of Award Agreements for the issuance of performance shares. On July 25, 2003, the Compensation Committee previously approved the form of Award Agreement for the issuance of restricted stock. Attached as Exhibits 99.1 and 99.2 are the two forms of Award Agreement to be used in connection with the award of performance shares and restricted stock to executive officers and directors.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Form of CIT Group Inc. Long-Term Equity Compensation Plan Award Agreement (Performance Shares).
      99.2 Form of CIT Group Inc. Long-Term Equity Compensation Plan Award Agreement (Restricted Stock).

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended September 30,


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

2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT GROUP INC.
                                      (Registrant)

                                      By:  /s/ William J. Taylor
                                      ------------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: March 2, 2005


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